UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003


                         Shire Pharmaceuticals Group plc
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                England and Wales
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-29630                                         98-0359573
-----------------------------------     ----------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area cod                44 1256 894 000
                                                                 ---------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

99.1 Press Release dated May 1, 2003, reporting results for the first quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure

     The information set forth below is being filed pursuant to Item 12 of Form 8-K but is being provided under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003.

     On May 1, 2003, Shire Pharmaceuticals Group plc (the "Company") issued a press release announcing the Company's results for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Report, is incorporated herein by reference and shall be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2003                        SHIRE PHARMACEUTICALS GROUP PLC



                                          By:    /s/  Angus C. Russell
                                                 -------------------------------
                                                 Name:  ANGUS RUSSELL
                                                 Title:  Group Finance Director

                                  EXHIBIT INDEX


Number   Description

99.1 Press Release dated May 1, 2003, reporting results for the first quarter ended March 31, 2003.